WHITBY PRODUCT AGREEMENT (Ferric Citrate IR Tablets)
This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated September 27, 2016 between Patheon Manufacturing Services LLC and Keryx BioPharmaceuticals, Inc. (the “Master Agreement”), and is entered into August 29, 2017 (the “Effective Date”), between Patheon Inc., a Canadian corporation, having a place of business at [***] (“Patheon”) and Keryx BioPharmaceuticals, Inc., a corporation existing under the laws of Delaware, having a principal place of business at One Marina Park Drive, 12th Floor, Boston, MA 02210 (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.
The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications: (See Schedule A attached hereto)

2.	Minimum Order Quantity, Annual Volume, and Price: (See Schedule B attached hereto)

3.	Annual Stability Testing and Validation Activities (if applicable): (See Schedule C attached hereto)

4.	Active Materials, Active Materials Credit Value, and Maximum Credit Value: (See Schedule D attached hereto)

5.	Client Supply Chain Inventory Documentation Requirements: (See Schedule E attached hereto)

6.	Yearly Forecasted Volume: Not applicable

7.    Territory: USA, Europe, Canada

8.	Manufacturing Site: [***]

9.	Governing Law: New York per the Master Agreement

10.	Inflation Index: PPI

11.	Currency: $ USD

12.	Initial Set Exchange Rate: 1:1.3401 (USD:CAD)
13.    Initial Product Term: From the Effective Date until December 31, 2024.
14.    Notices:
[***]

15.    Other Modifications to the Master Agreement: None

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON INC.
By: _/s/ Don Liscombe
Name: Don Liscombe
Title: VP and General Manager________

KERYX BIOPHARMACEUTICALS, INC.
By: /s/ Gregory P. Madison
Name: Gregory P. Madison____________
Title: President & CEO________________

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE A
PRODUCT LIST AND SPECIFICATIONS
Product List
Auryxia (Ferric Citrate IR Tablets) [***]

Specifications
[***]

SCHEDULE B
MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE
[***]

SCHEDULE C
ANNUAL STABILITY TESTING AND VALIDATION ACTIVITIES
Stability Testing
Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products. This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.
[***]

SCHEDULE D
ACTIVE MATERIALS

ACTIVE MATERIALS	SUPPLIER
Ferric Citrate	[***]

ACTIVE MATERIALS CREDIT VALUE
The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Auryxia (Ferric Citrate IR Tablets)	Ferric Citrate	[***]

MAXIMUM CREDIT VALUE
Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Auryxia (Ferric Citrate IR Tablets)	[***] per Year to Patheon under this Product Agreement.

YIELD TOLERANCE
[***]

SCHEDULE E
Client Supply Chain Inventory Documentation Requirements

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.